SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): January 30, 2001



                             CIMETRIX INCORPORATED
             (Exact name of registrant as specified in this Charter)



         Nevada                        0-16454                  87-0439107
 ---------------------------     ----------------------     ------------------
(State or other jurisdiction    (Commission File Number)   (IRS Employer
 of incorporation)                                          Identification No.)


  6979 South High Tech Drive, Salt Lake City, Utah                  84047-3757
      (Address of principal executive offices)                      (Zip Code)



       Registrant's Telephone Number, Including Area Code: (801) 256-6500





                                 Does Not Apply
          (Former name or former address, if changed since last report)



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ITEM 5. Other Events

         Resignation of Paul A.Bilzerian as President of Cimetrix Incorporated.

         Effective as of January 30, 2001, Paul A. Bilzerian resigned as President of Cimetrix, Incorporated.

ITEM 7.  Financial Statements and Exhibits.

          C.  Exhibits

                  10.1.  Letter of resignation of Paul A. Bilzerian.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CIMETRIX INCORPORATED
                                             (Registrant)



Date: January 30, 2001.              By: Riley G. Astill /s/
                                        --------------------------------------
                                         Riley G. Astill
                                         Vice President of Finance and Chief
                                         Financial Officer (Principal Financial
                                         and Accounting Officer)

                                PAUL A. BILZERIAN




SENT BY FACSIMILE (801) 575-5006

January 30, 2001

Board of Directors
Cimetrix Incorporated
6979 South High Tech Drive
Midvale, Utah 84047

Dear Gentlemen:

         Effective immediately, I hereby resign as president of Cimetrix Incorporated.

Sincerely,

Paul A. Bilzerian /s/
--------------------
Paul A. Bilzerian



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